UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2007, providing for, inter alia, the issuance of Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates)

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,
on behalf of Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates
(Exact name of registrant as specified in its charter)

Delaware	333-139507-02	20-2698835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Seven Greenwich Office Park 599 West Putnam Avenue Greenwich, Connecticut	06830
(Address of principal executive office)	(Zip Code)

(203) 661-6186
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01. Other Events.

The original Form 8-K, filed on July 27, 2007, is hereby amended by this Form 8-K/A to replace the Confirmation to an ISDA Master Agreement, dated July 12, 2007, between Swiss Re Financial Products Corporation, as Swap Counterparty and Wells Fargo Bank, N.A, as Securities Administrator, previously filed with respect to Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)	Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

10.1
Pooling and Servicing Agreement and the exhibits thereto, dated as of June 1, 2007, among the Registrant, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Interim Servicer, Carrington Mortgage Services LLC, as Servicer, and HSBC Bank USA, National Association, as Trustee (incorporated by reference to the Exhibit with the same numerical designation included in the Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on July 27, 2007).

10.2
Mortgage Loan Purchase Agreement, dated as of July 12, 2007, among the Registrant, EMC Mortgage Corporation and Carrington Securities, LP (incorporated by reference to the Exhibit with the same numerical designation included in the Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on July 27, 2007).

10.3	Confirmation to an ISDA Master Agreement, dated July 12, 2007, between Swiss Re Financial Products Corporation and Wells Fargo Bank, N.A.

10.4
Schedule to an ISDA Master Agreement, dated July 12, 2007, between Swiss Re Financial Corporation and Wells Fargo Bank, N.A (incorporated by reference to the Exhibit with the same numerical designation included in the Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on July 27, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

By:  /s/ Bruce M. Rose
Name: Bruce M. Rose
Title: President

Dated: September 28, 2007

Exhibit Index

Exhibit No.               Description

10.1
Pooling and Servicing Agreement and the exhibits thereto, dated as of June 1, 2007, among the Registrant, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Interim Servicer, Carrington Mortgage Services LLC, as Servicer, and HSBC Bank USA, National Association, as Trustee (incorporated by reference to the Exhibit with the same numerical designation included in the Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on July 27, 2007).

10.2
Mortgage Loan Purchase Agreement, dated as of July 12, 2007, among the Registrant, EMC Mortgage Corporation and Carrington Securities, LP (incorporated by reference to the Exhibit with the same numerical designation included in the Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on July 27, 2007).

10.3	Confirmation to an ISDA Master Agreement, dated July 12, 2007, between Swiss Re Financial Products Corporation and Wells Fargo Bank, N.A.

10.4
Schedule to an ISDA Master Agreement, dated July 12, 2007, between Swiss Re Financial Corporation and Wells Fargo Bank, N.A (incorporated by reference to the Exhibit with the same numerical designation included in the Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on July 27, 2007).